UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Notis Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2016

NOTICE OF SPECIAL MEETING

AND

PROXY STATEMENT

April 15, 2016

at 10:30 a.m Pacific Time

at

Manatt, Phelps & Phillips, LLP

11355 W. Olympic Blvd.

4th Floor, West Tower

Los Angeles, CA 90064

NOTIS GLOBAL, INC.

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 15, 2016

The Special Meeting of Stockholders (the “Special Meeting”) of Notis Global, Inc. (“Notis Global” or the “Company”) will be held at the offices of Manatt, Phelps & Phillips, LLP at 11355 W. Olympic Blvd., 4nd Floor West Tower, Los Angeles, CA 90064, on Friday, April 15, 2016, at 10:30 a.m Pacific Time, to consider the following proposals:

1.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 10,000,000,000;

2.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the Proposals. The Company intends to mail this Proxy Statement and proxy card enclosed with this notice on or about March 15, 2016 to all stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on February 26, 2016 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 15, 2016. The Proxy Statement is available at: http://ir.notisglobal.com/.

By Order of the Board of Directors

Jeffrey Goh
President and Chief Executive Officer

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

NOTIS GLOBAL, INC.

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Notis Global, Inc. (“Notis Global”, the “Company”, “we”, “us” or “our”) to be voted at the Special Meeting of Stockholders (“Special Meeting”) which will be held at the offices of Manatt Phelps & Phillips, LLP at 11355 W. Olympic Blvd., 4th Floor, West Tower, Los Angeles, CA 90064, on Friday, April 15, 2016, at 10:30 a.m. Pacific Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about March 15, 2016.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means.

RECORD DATE

Stockholders of record at the close of business on February 26, 2016, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Special Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Special Meeting; and

•	the proxy card or vote instruction form for the Special Meeting

What is the proxy card?

The proxy card enables you to appoint Jeffrey Goh, our President and Chief Executive Officer, and C. Douglas Mitchell, our Chief Financial Officer, as your representatives at the Special Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 10,000,000,000.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the majority of the total possible votes held by the holders of the common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. There are presently no shares of preferred stock outstanding.

As of February 26, 2016, there were 330,826,801 shares of our common stock issued and outstanding. Each share of common stock entitles its holder to one vote per each share of common stock held. Thus, we anticipate that the presence of the holders of common stock representing at least 165,413,401 total votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on February 26, 2016, your shares were registered directly in your name with our transfer agent, Action Stock Transfer, then you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Special Meeting, if you do not vote over the Internet or telephonically, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on February 26, 2016, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed proxy card.

•	By Telephone. You may vote by calling the toll free number found on the proxy card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed proxy card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 10,000,000,000, is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 10,000,000,000.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote for approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 10,000,000,000.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have dissenter’s rights or appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Notis Global, Inc., 600 Wilshire Blvd. Ste. 1500, Los Angeles, CA 90017; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Certain of the Company’s officers and directors have an interest in this action as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in this action that are different from or greater than those of any other of our stockholders.

How much stock is owned by 5% stockholders, directors, and executive officers?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 26, 2016 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, to our knowledge each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

The percentage of class beneficially owned is based on 330,826,801 shares of common stock issued and outstanding as of February 26, 2016. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants or the conversion of convertible securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Jeffrey Goh (1)	3,566,480	1.08%
C. Douglas Mitchell (2)	951,157		*
Clint Pyatt (3)	574,826		*
J. Mitchell Lowe (4)	2,411,956		*
Ned L. Siegel (5)	5,346,983	1.60%
Manuel Flores (6)	809,574		*
All officers and directors as a group (6 persons)	13,660,976	4.0	6%

*	Less than 1%.
(1)	Includes 245,098 Restricted Stock Units that have vested pursuant to Mr. Goh’s Employment Agreement filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 14, 2015. Includes 625,000 shares of common stock awarded as bonus compensation for the period April 1, 2015 through September 30, 2015. Includes 649,038 shares of common stock awarded as bonus compensation for the fourth quarter of 2015.
(2)	Includes 276,493 Restricted Stock Units exercisable into shares at the election of the holder. Mr. Mitchell was awarded the RSUs pursuant to his Employment Agreement, dated October 16, 2014, filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 21, 2014. Includes 60,763 shares of common stock awarded as bonus compensation for the period July 16, 2015 through September 30, 2015. Includes 454,327 shares of common stock awarded as bonus compensation for the fourth quarter of 2015.
(3)	Includes 218,750 shares of common stock awarded as bonus compensation for the period April 30, 2015 through September 30, 2015. Includes 302,885 shares of common stock awarded as bonus compensation for the fourth quarter of 2015.
(4)	Includes shares of common stock underlying 237,778 warrants immediately exercisable at $0.22 per share issued pursuant to the terms of the warrants contained in that certain subordinated convertible note the form of which was filed with the Securities and Exchange Commission as Exhibit 10.11 to the Company’s Current Report on Form 8-K (File No. 000-54928), filed with the Commission on February 2, 2015, which such note was converted by Mr. Lowe on September 3, 2015 at a price of $0.11 per share. Also includes 65,625 Restricted Stock Units issued pursuant to Mr. Lowe’s Retention Agreement, the form of which was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-54928), filed with the Commission on March 25, 2015. Also includes 325,000 shares of common stock awarded to each non-employee member of the Company’s Board within 15 days after the end of the first quarter of 2016 as director’s fees for such quarter.

(5)	Includes shares of common stock underlying 258,555 warrants immediately exercisable at $0.40 per share issued pursuant to the terms of the warrants contained in that certain subordinated convertible note the form of which was filed with the Securities and Exchange Commission as Exhibit 10.11 to the Company’s Current Report on Form 8-K (File No. 000-54928), filed with the Commission on February 2, 2015, which such note was converted by Mr. Siegel on July 9, 2015 at a price of $0.20 per share. Also includes 68,750 Restricted Stock Units issued pursuant to Mr. Siegel’s Retention Agreement, which is included as Exhibit 10.33 of Post-Effective Amendment to the Company’s Registration Statement on Form S-1, filed on January 20, 2016. Also includes 325,000 shares of common stock awarded to each non-employee member of the Company’s Board within 15 days after the end of the first quarter of 2016 as director’s fee for such quarter. Includes 1,196,988 shares awarded as compensation for Special Assignments for the period October 1, 2014 through July 31, 2015, and 1,429,500 awarded as compensation for Special Assignments for the period August 1, 2015 through December 31, 2015.
(6)	Includes pro-rated portion of 325,000 shares of common stock awarded to each non-employee member of the Company’s Board within 15 days after the end of the first quarter of 2016 as director’s fees for such quarter.

The address of all persons listed is c/o Notis Global, Inc., 600 Wilshire Blvd. Suite 1500, Los Angeles, CA, 90017.

Change of Control

Effective August 24, 2015, Vincent Chase, Incorporated (“VM”) cancelled without consideration all of its 2 million shares of Preferred Stock and 3 million shares of Common Stock. As a result of this action, neither VM nor any of its affiliates holds a majority of the voting power of the Company, which to the Company’s knowledge is no longer held by a single person or entity or group thereof.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 400,000,000 TO 10,000,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation (the “Common Shares Increase Amendment”) to increase the number of authorized shares of the Company’s common stock from 400,000,000 to 10,000,000,000.

The increase in the authorized common stock would allow the Company to have sufficient shares available to reserve for issuance upon conversion of convertible securities set forth below under “Outstanding Shares and Purpose of the Proposal”.

If the Common Shares Increase Amendment is approved by our shareholders at the Special Meeting, we intend to file the Common Shares Increase Amendment with the Secretary of State of Nevada, substantially in the form of Appendix A hereto as soon as practicable following the Special Meeting. The increase in authorized shares of common stock under the Common Shares Increase Amendment will be effective upon filing with the Secretary of State of Nevada.

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently authorizes us to issue a maximum of 400,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. No shares of our preferred stock are presently issued and outstanding. Our issued and outstanding securities, as of February 26, 2016, on a fully diluted basis, are as follows:

•	330,826,801 shares of common stock outstanding;

•	$5,544,126 10% Convertible Promissory Notes convertible into 1,140,766,685 shares of common stock;

•	$1,647,565 5% Convertible Promissory Notes convertible into 351,143,520 shares of common stock;

•	$810,058 10% Convertible Promissory Notes convertible into 172,646,713 shares of common stock;

•	Warrants to purchase an aggregate of 259,222 shares of common stock at an exercise price of $0.40;

•	Warrants to purchase an aggregate of 237,778 shares of common stock at an exercise price of $0.22;

•	Warrants to purchase an aggregate of 6,332,441 shares of common stock, with an exercise price of $0.06 per share;

•	Warrants to purchase an aggregate of 34,040,616 shares of common stock with a weighted average exercise price of $0.05 per share;

•	Warrants to purchase an aggregate of 4,000,000 shares of common stock, with an exercise price of $0.50 per share;

The Board believes that the increase in authorized shares of common stock will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock-based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the possible conversion or exercise of securities convertible or exercisable into common stock, as set forth above (each at the option of their respective holders), the Board of Directors has no plans to issue the additional shares of common stock to be authorized by the Common Shares Increase Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

Anti-Takeover Effect of the Proposed Amendment

We could also use the additional shares of common stock that will become available pursuant to the Common Shares Increase Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that the Common Shares Increase Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which shareholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s shareholders at all times.

For purposes of clarity, the Common Shares Increase Amendment is not being proposed with the intention that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Required Vote

Pursuant to Section 78.320 of the Nevada Revised Statutes (“NRS”), approval of the Common Shares Increase Amendment requires the receipt of the affirmative vote of a majority of the total possible votes represented by the Company’s common stock outstanding as of the record date.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 400,000,000 TO 10,000,000,000.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 may be obtained without charge by writing to the Corporate Secretary, Notis Global, Inc., 600 Wilshire Blvd. Ste. 1500, Los Angeles, CA 90017. Our Annual Report on Form 10-K can also be found on our website: http://ir.notisglobal.com/annual-reports.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means.

By Order of the Board of Directors,

Jeffrey Goh
President and Chief Executive Officer

Appendix A

Form of Common Shares Increase Amendment

Certificate of Amendment to the Articles of Incorporation

1. The name of the Corporation is Notis Global, Inc.

2. The first paragraph of Article Six of the Articles of Incorporation of the Corporation has been amended as follows:

“The total number of shares of capital stock which the Corporation shall have the authority to issue is Ten Billion, Ten Million (10,010,000,000) which shall be divided into two classes: (1) Common Stock in the amount of Ten Billion (10,000,000,000) shares having par value of $0.001 each; and (2) Preferred Stock in the amount of Ten Million (10,000,000) shares having par value of $0.001 each. Five Million (5,000,000) shares of the Corporation’s Preferred Stock have been designated as Series A Preferred Stock.”

3. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of the articles of incorporation is: A majority of the capital stock of the Corporation, voting on an as-converted basis.

NOTIS GLOBAL, INC.

By:	C. Douglas Mitchell
Its:	Chief Financial Officer

PROXY NOTIS GLOBAL, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 15, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints Jeffrey Goh and C. Douglas Mitchell and each of them, as proxies and attorneys-in-fact with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of Notis Global, Inc. (the “Company”) in such manner as they, or either of them, may determine on any matters which may properly come before the Special Meeting or any adjournments thereof and to vote on the matter set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at the offices of Manatt, Phelps & Phillips, LLP at 11355 W. Olympic Blvd., 4th Floor, West Tower, Los Angeles, CA 90064, on April 15, 2016 at 10:30 A.M. PDT and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER PROPOSAL 1. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE IT WILL BE VOTED FOR PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held April 15, 2016 The Proxy Statement to Stockholders is available at: http://www.viewproxy.com/NotisGlobal/2016SM/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL Proposal – To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 10,000,000,000 FOR AGAINST ABSTAIN NOTE: Such other business as may properly come before the meeting or any adjournment thereof. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE MARK HERE IF YOU PLAN ON ATTENDING THE MEETING ? PLEASE BE SURE TO SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE. Dated: Signature(s) of Stockholder(s) Title (If applicable) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone. INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.